As filed with the Securities and Exchange Commission on December 14, 2012

Registration No. 333-184735

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CASELLA WASTE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	4953	03-0338873
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Casella Waste Systems, Inc.

25 Greens Hill Lane

Rutland, Vermont 05701

(802) 772-0325

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

SEE TABLE OF ADDITIONAL REGISTRANTS

John W. Casella

Chairman and Chief Executive Officer

Casella Waste Systems, Inc.

25 Greens Hill Lane

Rutland, Vermont 05701

(802) 772-0325

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Jeffrey A. Stein, Esq.

Wilmer Cutler Pickering Hale & Dorr LLP

60 State Street

Boston, MA 02109

(617) 526-6000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Commission acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

The following subsidiaries of Casella Waste Systems, Inc. are Registrant Guarantors:

Exact Name of Registrant Guarantor as specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number
All Cycle Waste, Inc.	Vermont	4953	03-0343753
Atlantic Coast Fibers, Inc.	Delaware	4953	22-3507048
B. and C. Sanitation Corporation	New York	4953	16-1329345
Bristol Waste Management, Inc.	Vermont	4953	03-0326084
C.V. Landfill, Inc.	Vermont	4953	03-0289078
Casella Albany Renewables, LLC	Delaware	4953	37-1573963
Casella Major Account Services, LLC	Vermont	4953	30-0297037
Casella Recycling, LLC	Maine	4953	01-0203130
Casella Renewable Systems, LLC	Delaware	4953	51-0636932
Casella Transportation, Inc.	Vermont	4953	03-0357441
Casella Waste Management of Massachusetts, Inc.	Massachusetts	4953	03-0364282
Casella Waste Management of N.Y., Inc.	New York	4953	14-1794819
Casella Waste Management of Pennsylvania, Inc.	Pennsylvania	4953	12-2876596
Casella Waste Management, Inc.	Vermont	4953	03-0272349
Casella Waste Services of Ontario LLC	New York	4953	06-1725553
Chemung Landfill LLC	New York	4953	13-4311132
Colebrook Landfill LLC	New Hampshire	4953	11-3760998
CWM All Waste LLC	New Hampshire	4953	54-2108293
Forest Acquisitions, Inc.	New Hampshire	4953	02-0479340
Grasslands Inc.	New York	4953	14-1782074
GroundCo LLC	New York	4953	57-1197475
Hakes C & D Disposal, Inc.	New York	4953	16-0431613
Hardwick Landfill, Inc.	Massachusetts	4953	04-3157789
Hiram Hollow Regeneration Corp.	New York	4953	14-1738989
KTI Bio Fuels, Inc.	Maine	4953	22-2520171
KTI Environmental Group, Inc.	New Jersey	4953	22-2427727
KTI New Jersey Fibers, Inc.	Delaware	4953	22-3601504
KTI Operations, Inc.	Delaware	4953	22-2908946
KTI Specialty Waste Services, Inc.	Maine	4953	22-3375082
KTI, Inc.	New Jersey	4953	22-2665282
Maine Energy Recovery Company, Limited Partnership	Maine	4953	22-2493823
New England Waste Services of Massachusetts, Inc.	Massachusetts	4953	04-3489747
New England Waste Services of ME, Inc.	Maine	4953	01-0329311
New England Waste Services of N.Y., Inc.	New York	4953	14-1794820
New England Waste Services of Vermont, Inc.	Vermont	4953	03-0343930
New England Waste Services, Inc.	Vermont	4953	03-0338865
Newbury Waste Management, Inc.	Vermont	4953	03-0316201
NEWS of Worcester LLC	Massachusetts	4953	20-1970539
NEWSME Landfill Operations LLC	Maine	4953	20-0735025
North Country Environmental Services, Inc.	Virginia	4953	54-1496372
Northern Properties Corporation of Plattsburgh	New York	4953	14-1713791
Pine Tree Waste, Inc.	Maine	4953	01-0513956
ReSource Waste Systems, Inc.	Massachusetts	4953	04-3333859
Schultz Landfill, Inc.	New York	4953	16-1550413
Southbridge Recycling & Disposal Park, Inc.	Massachusetts	4953	04-2964541
Sunderland Waste Management, Inc.	Vermont	4953	03-0326083
The Hyland Facility Associates	New York	4953	16-1347028
U.S. Fiber, LLC	North Carolina	4953	56-2026037
Waste-Stream Inc.	New York	4953	14-1488894
Winters Brothers, Inc.	Vermont	4953	03-0351118

The address, including zip code, and telephone number, including area code, of the principal executive office of each Registrant Guarantor listed above are the same as those of Casella Waste Systems, Inc.

EXPLANATORY NOTE

This Amendment No. 2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-184735) is being filed solely for the purpose of filing updated Exhibits 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7. No changes or additions are being made hereby to the prospectus that forms a part of the Registration Statement. Accordingly, the prospectus is omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on December 14, 2012.

CASELLA WASTE SYSTEMS, INC.

By:	/s/ JOHN W. CASELLA
John W. Casella
Chairman and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	Chairman and Chief Executive Officer (Principal Executive Officer)	December 14, 2012

/s/ EDMOND R. COLETTA Edmond R. Coletta	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Director	December 14, 2012

* John F. Chapple III	Director	December 14, 2012

* Gregory B. Peters	Director	December 14, 2012

* James F. Callahan, Jr.	Director	December 14, 2012

* Joseph G. Doody	Director	December 14, 2012

* James P. McManus	Director	December 14, 2012

* Michael K. Burke	Director	December 14, 2012

* Emily Nagle Green	Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

ALL CYCLE WASTE, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

ATLANTIC COAST FIBERS, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

B. AND C. SANITATION CORPORATION

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

BRISTOL WASTE MANAGEMENT, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

C.V. LANDFILL, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA ALBANY RENEWABLES, LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President	December 14, 2012

CASELLA RENEWABLE SYSTEMS, LLC

By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson	Sole Member†	December 14, 2012
Vice President and Treasurer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	Casella Albany Renewables, LLC has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA MAJOR ACCOUNT SERVICES, LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Secretary (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

CASELLA WASTE SYSTEMS, INC.

By:	/s/ JOHN W. CASELLA John W. Casella	Sole Member†	December 14, 2012
Chairman and Chief Executive Officer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	Casella Major Account Services, LLC has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA RECYCLING, LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA RENEWABLE SYSTEMS, LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President, Secretary and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

CASELLA WASTE SYSTEMS, INC.

By:	/s/ JOHN W. CASELLA John W. Casella	Sole Member†	December 14, 2012
Chairman and Chief Executive Officer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	Casella Renewable Services, LLC has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA TRANSPORTATION, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	Vice President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA WASTE MANAGEMENT OF N.Y., INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA WASTE MANAGEMENT, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	Vice President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CASELLA WASTE SERVICES OF ONTARIO, LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Secretary (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

NEW ENGLAND WASTE SERVICES OF N.Y., INC.

By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson	Sole Member†	December 14, 2012
Vice President and Treasurer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	Casella Waste Services of Ontario, LLC has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CHEMUNG LANDFILL, LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasure

SIGNATURES

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Secretary (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

NEW ENGLAND WASTE SERVICES OF N.Y., INC.

By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson	Sole Member†	December 14, 2012
Vice President and Treasurer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	Chemung Landfill, Inc. has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

COLEBROOK LANDFILL LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Secretary (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

NEW ENGLAND WASTE SERVICES, INC.

By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson	Sole Member†	December 14, 2012
Vice President and Treasurer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	Colebrook Landfill LLC. has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

CWM ALL WASTE LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

CASELLA WASTE MANAGEMENT, INC.

By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson	Sole Member†	December 14, 2012
Vice President and Treasurer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	CWM All Waste LLC has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

FOREST ACQUISITIONS, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President, Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

GRASSLANDS INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

GROUNDCO LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

NEW ENGLAND WASTE SERVICES OF VERMONT, INC.

By:	/S/ EDWIN D. JOHNSON Edwin D. Johnson Vice President and Treasurer	Sole Member†	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	GroundCo LLC has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

HAKES C & D DISPOSAL, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

HARDWICK LANDFILL, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

HIRAM HOLLOW REGENERATION CORP.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

KTI BIO FUELS, INC.

By	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

KTI ENVIRONMENTAL GROUP, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

KTI NEW JERSEY FIBERS, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer and director (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

KTI OPERATIONS INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

KTI SPECIALTY WASTE SERVICES, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

KTI, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

By:	KTI Environmental Group, Inc., its general partner†

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
KTI ENVIRONMENTAL GROUP, INC.

By:	/S/ JOHN W. CASELLA	General Partner†	December 14, 2012
John W. Casella
President and Director

	/S/ JOHN W. CASELLA John W. Casella	Director of KTI Environmental Group, Inc.	December 14, 2012

	* Douglas R. Casella	Director of KTI Environmental Group, Inc.	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	Maine Energy Recovery Company, Limited Partnership has no officers or directors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Signature Title Date

Signature	Title	Date
/S/ JOHN W. CASELLA John W. Casella	Vice President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NEW ENGLAND WASTE SERVICES OF ME, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NEW ENGLAND WASTE SERVICES OF N.Y., INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NEW ENGLAND WASTE SERVICES OF VERMONT, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casell\a	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NEW ENGLAND WASTE SERVICES, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NEWBURY WASTE MANAGEMENT, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NEWS OF WORCESTER LLC

By:	Casella Waste Systems, Inc.,
its sole member*

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

CASELLA WASTE SYSTEMS, INC.

By:

	/s/ JOHN W. CASELLA John W. Casella	Sole Member	December 14, 2012
Chairman and Chief Executive Officer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

*	NEWS of Worcester LLC has no officers or directors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NEWSME LANDFILL OPERATIONS LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

NEW ENGLAND WASTE SERVICES OF ME, INC.

By:	/s/ EDWIN D. JOHNSON Edwin D. Johnson	Sole Member†	December 14, 2012
Principal Financial and Accounting Officer

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	NEWSME Landfill Operations LLC has no directors or managers.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

PINE TREE WASTE, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

RESOURCE WASTE SYSTEMS, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

SCHULTZ LANDFILL, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

SUNDERLAND WASTE MANAGEMENT, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

THE HYLAND FACILITY ASSOCIATES

By:	Casella Waste Management of N.Y., Inc. its managing partner†

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

CASELLA WASTE MANAGEMENT OF N.Y., INC.

BY:	/s/ JOHN W. CASELLA John W. Casella	General Partner†	December 14, 2012
President and Director

	/s/ JOHN W. CASELLA John W. Casella	Director of Casella Waste Management of N.Y., Inc.	December 14, 2012

	* Douglas R. Casella	Director of Casella Waste Management of N.Y., Inc.	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

†	The Hyland Facility Associates has no officers or directors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

U.S. FIBER, LLC

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

WASTE-STREAM INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	Vice President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rutland, State of Vermont, on this 14th day of December, 2012.

WINTERS BROTHERS, INC.

By:	/s/ EDWIN D. JOHNSON
Edwin D. Johnson
Vice President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN W. CASELLA John W. Casella	President and Director (Principal Executive Officer)	December 14, 2012

* Edwin D. Johnson	Vice President and Treasurer (Principal Financial and Accounting Officer)	December 14, 2012

* Douglas R. Casella	Vice President and Director	December 14, 2012

*By:	/S/ JOHN W. CASELLA
John W. Casella Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of the Registrant, as amended (incorporated herein by reference to Exhibit 3.1 to the quarterly report on Form 10-Q of the Registrant, as filed December 7, 2007 (file no. 000-23211)).

3.2	Third Amended and Restated By-Laws of the Registrant, (incorporated herein by reference to Exhibit 3.1 to the quarterly report on Form 8-K of the Registrant as filed February 27, 2009 (file no. 000-23211)).

3.3	Articles of Incorporation of All Cycle Waste, Inc., as amended (Incorporated herein by reference to Exhibit 3.1 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.4	By-Laws of All Cycle Waste, Inc. (Incorporated herein by reference to Exhibit 3.2 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.5	Certificate of Incorporation of Atlantic Coast Fibers, Inc., as amended. (Incorporated herein by reference to Exhibit 3.5 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.6	By-Laws of Atlantic Coast Fibers, Inc. (Incorporated herein by reference to Exhibit 3.6 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.7	Certificate of Incorporation of B. and C. Sanitation Corporation, as amended. (Incorporated herein by reference to Exhibit 3.7 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.8	Amended and Restated By-Laws of B. and C. Sanitation Corporation. (Incorporated herein by reference to Exhibit 3.8 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.9	Articles of Association of Bristol Waste Management, Inc. (Incorporated herein by reference to Exhibit 3.11 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.10	By-Laws of Bristol Waste Management, Inc. (Incorporated herein by reference to Exhibit 3.12 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.11	Articles of Association of C.V. Landfill, Inc. (Incorporated herein by reference to Exhibit 3.129 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed February 20, 2004 (file no. 333-112996)).

3.12	By-Laws of C.V. Landfill, Inc. (Incorporated herein by reference to Exhibit 3.130 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed February 20, 2004 (file no. 333-112996)).

3.13*	Certificate of Formation of Casella Albany Renewables, LLC.

3.14*	Limited Liability Company Agreement of Casella Albany Renewables, LLC.

3.15*	Articles of Organization of Casella Major Account Services, LLC.

3.16*	Limited Liability Company Agreement of Casella Major Account Services, LLC.

Exhibit Number	Description

3.17*	Certificate of Organization of Casella Recycling, LLC (formerly KTI Recycling of New England, Inc.).

3.18*	Amended and Restated Limited Liability Company Agreement of Casella Recycling, LLC (formerly KTI Recycling of New England, Inc.).

3.19*	Certificate of Formation of Casella Renewable Systems, LLC.

3.20*	Limited Liability Company Agreement of Casella Renewable Systems, LLC.

3.21	Articles of Incorporation of Casella Transportation, Inc. (Incorporated herein by reference to Exhibit 3.19 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.22	By-Laws of Casella Transportation, Inc. (Incorporated herein by reference to Exhibit 3.20 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.23	Articles of Organization of Casella Waste Management of Massachusetts, Inc., as amended. (Incorporated herein by reference to Exhibit 3.21 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.24	By-Laws of Casella Waste Management of Massachusetts, Inc. (Incorporated herein by reference to Exhibit 3.22 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.25	Certificate of Incorporation of Casella Waste Management of N.Y., Inc., as amended. (Incorporated herein by reference to Exhibit 3.23 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.26	By-Laws of Casella Waste Management of N.Y., Inc. (Incorporated herein by reference to Exhibit 3.24 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.27	Articles of Incorporation of Casella Waste Management of Pennsylvania, Inc. (Incorporated herein by reference to Exhibit 3.25 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.28	By-Laws of Casella Waste Management of Pennsylvania, Inc. (Incorporated herein by reference to Exhibit 3.26 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.29	Articles of Association of Casella Waste Management, Inc. (Incorporated herein by reference to Exhibit 3.27 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.30	By-Laws of Casella Waste Management, Inc. (Incorporated herein by reference to Exhibit 3.28 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.31*	Articles of Organization of Casella Waste Services of Ontario LLC.

3.32*	Limited Liability Company Agreement of Casella Waste Services of Ontario LLC.

3.33*	Articles of Organization of Chemung Landfill LLC.

3.34*	Limited Liability Company Agreement of Chemung Landfill LLC.

Exhibit Number	Description

3.35*	Certificate of Formation of Colebrook Landfill LLC.

3.36*	Limited Liability Company Agreement of Colebrook Landfill LLC.

3.37	Certificate of Formation of CWM All Waste LLC. (Incorporated herein by reference to Exhibit 3.131 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed February 20, 2004 (file no. 333-112996)).

3.38*	Limited Liability Company Agreement of CWM All Waste LLC.

3.39	Articles of Incorporation of Forest Acquisitions, Inc. (Incorporated herein by reference to Exhibit 3.49 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.40	By-Laws of Forest Acquisitions, Inc. (Incorporated herein by reference to Exhibit 3.50 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.41	Certificate of Incorporation of Grasslands Inc. (Incorporated herein by reference to Exhibit 3.51 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.42	By-Laws of Grasslands Inc. (Incorporated herein by reference to Exhibit 3.52 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.43	Articles of Organization of GroundCo LLC. (Incorporated herein by reference to Exhibit 3.132 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed February 20, 2004 (file no. 333-112996)).

3.44*	Limited Liability Company Agreement of Ground Co LLC.

3.45	Certificate of Incorporation of Hakes C & D Disposal, Inc. (Incorporated herein by reference to Exhibit 3.53 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.46	By-Laws of Hakes C & D Disposal, Inc. (Incorporated herein by reference to Exhibit 3.54 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.47	Articles of Organization of Hardwick Landfill, Inc. (Incorporated herein by reference to Exhibit 3.133 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed February 20, 2004 (file no. 333-112996)).

3.48	By-Laws of Hardwick Landfill, Inc. (Incorporated herein by reference to Exhibit 3.134 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed February 20, 2004 (file no. 333-112996)).

3.49	Certificate of Incorporation of Hiram Hollow Regeneration Corp. (Incorporated herein by reference to Exhibit 3.55 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.50	By-Laws of Hiram Hollow Regeneration Corp. (Incorporated herein by reference to Exhibit 3.56 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.51	Articles of Incorporation of KTI Bio Fuels, Inc. (Incorporated herein by reference to Exhibit 3.60 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

Exhibit Number	Description

3.52	By-Laws of KTI Bio Fuels, Inc. (Incorporated herein by reference to Exhibit 3.61 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.53	Certificate of Incorporation of KTI Environmental Group, Inc., as amended. (Incorporated herein by reference to Exhibit 3.62 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.54	Amended and Restated By-Laws of KTI Environmental Group, Inc. (Incorporated herein by reference to Exhibit 3.63 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.55	Certificate of Incorporation of KTI New Jersey Fibers, Inc. (Incorporated herein by reference to Exhibit 3.64 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.56	By-Laws of KTI New Jersey Fibers, Inc. (Incorporated herein by reference to Exhibit 3.65 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.57	Certificate of Incorporation of KTI Operations, Inc. (Incorporated herein by reference to Exhibit 3.66 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.58	By-Laws of KTI Operations, Inc. (Incorporated herein by reference to Exhibit 3.67 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.59	Articles of Incorporation of KTI Specialty Waste Services, Inc. (Incorporated herein by reference to Exhibit 3.70 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.60	By-Laws of KTI Specialty Waste Services, Inc. (Incorporated herein by reference to Exhibit 3.71 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.61	Restated Certificate of Incorporation of KTI, Inc., as amended. (Incorporated herein by reference to Exhibit 3.72 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.62	By-Laws of KTI, Inc. (Incorporated herein by reference to Exhibit 3.73 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.63	Restated Certificate of Limited Partnership of Maine Energy Recovery Company, Limited Partnership. (Incorporated herein by reference to Exhibit 3.74 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.64	Amended and Restated Agreement and Certificate of Limited Partnership of Maine Energy Recovery Company, Limited Partnership. (Incorporated herein by reference to Exhibit 3.75 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.65	Articles of Organization of New England Waste Services of Massachusetts, Inc. (Incorporated herein by reference to Exhibit 3.80 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

Exhibit Number	Description

3.66	By-Laws of New England Waste Services of Massachusetts, Inc. (Incorporated herein by reference to Exhibit 3.81 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.67	Articles of Incorporation of New England Waste Services of ME, Inc., as amended. (Incorporated herein by reference to Exhibit 3.82 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.68	By-Laws of New England Waste Services of ME, Inc. (Incorporated herein by reference to Exhibit 3.83 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.69	Certificate of Incorporation of New England Waste Services of N.Y., Inc., as amended. (Incorporated herein by reference to Exhibit 3.84 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.70	By-Laws of New England Waste Services of N.Y., Inc. (Incorporated herein by reference to Exhibit 3.85 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.71	Articles of Incorporation of New England Waste Services of Vermont, Inc., as amended. (Incorporated herein by reference to Exhibit 3.86 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.72	By-Laws of New England Waste Services of Vermont, Inc. (Incorporated herein by reference to Exhibit 3.87 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.73	Articles of Association of New England Waste Services, Inc., as amended. (Incorporated herein by reference to Exhibit 3.88 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.74	By-Laws of New England Waste Services, Inc. (Incorporated herein by reference to Exhibit 3.89 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.75	Articles of Association of Newbury Waste Management, Inc., as amended. (Incorporated herein by reference to Exhibit 3.90 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.76	By-Laws of Newbury Waste Management, Inc. (Incorporated herein by reference to Exhibit 3.91 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.77*	Certificate of Organization of NEWS of Worcester LLC.

3.78*	Limited Liability Company Agreement of NEWS of Worcester LLC.

3.79	Articles of Organization of NEWSME Landfill Operations LLC. (Incorporated herein by reference to Exhibit 3.135 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed February 20, 2004 (file no. 333-112996)).

3.80	Articles of Incorporation of North Country Environmental Services, Inc., as amended. (Incorporated herein by reference to Exhibit 3.92 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

Exhibit Number	Description

3.81	Amended and Restated By-Laws of North Country Environmental Services, Inc. (Incorporated herein by reference to Exhibit 3.93 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.82	Certificate of Incorporation of Northern Properties Corporation of Plattsburgh, as amended. (Incorporated herein by reference to Exhibit 3.94 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.83	By-Laws of Northern Properties Corporation of Plattsburgh. (Incorporated herein by reference to Exhibit 3.95 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.84	Articles of Incorporation of Pine Tree Waste, Inc., as amended. (Incorporated herein by reference to Exhibit 3.101 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.85	By-Laws of Pine Tree Waste, Inc. (Incorporated herein by reference to Exhibit 3.102 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.86	Articles of Organization of ReSource Waste Systems, Inc., as amended. (Incorporated herein by reference to Exhibit 3.113 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.87	By-Laws of ReSource Waste Systems, Inc. (Incorporated herein by reference to Exhibit 3.114 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.88	Certificate of Incorporation of Schultz Landfill, Inc. (Incorporated herein by reference to Exhibit 3.117 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.89	By-Laws of Schultz Landfill, Inc. (Incorporated herein by reference to Exhibit 3.118 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.90*	Articles of Organization of Southbridge Recycling & Disposal Park, Inc. (formerly Regional Waste Services, Inc.).

3.91*	By-Laws of Southbridge Recycling & Disposal Park, Inc. (formerly Regional Waste Services, Inc.).

3.92	Articles of Association of Sunderland Waste Management, Inc. (Incorporated herein by reference to Exhibit 3.119 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.93	By-Laws of Sunderland Waste Management, Inc. (Incorporated herein by reference to Exhibit 3.120 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.94	Amended and Restated General Partnership Agreement of The Hyland Facility Associates (Incorporated herein by reference to Exhibit 3.57 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.95*	Articles of Organization of U.S. Fiber, LLC, as amended.

Exhibit Number	Description

3.96*	Amended and Restated Operating Agreement of U.S. Fiber, Inc.

3.97	Certificate of Incorporation of Waste-Stream Inc., as amended. (Incorporated herein by reference to Exhibit 3.123 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.98	By-Laws of Waste-Stream Inc. (Incorporated herein by reference to Exhibit 3.124 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.99	Articles of Incorporation of Winters Brothers, Inc., as amended. (Incorporated herein by reference to Exhibit 3.127 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

3.100	Amended and Restated By-Laws of Winters Brothers, Inc. (Incorporated herein by reference to Exhibit 3.128 to Amendment No. 2 to Form S-4 Registration Statement of Casella Waste Systems, Inc., as filed July 24, 2003 (file no. 333-103106)).

4.1	Indenture, dated as of February 7, 2011, by and between the Registrant and U.S. Bank National Association, as Trustee, for the 7.75% Senior Subordinated Notes due 2019 (incorporated herein by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on February 8, 2011 (file no. 000-23211)).

4.2	Registration Rights Agreement, dated as of October 9, 2012 among the Registrant and the Purchasers defined therein with respect to the 7.75% Senior Subordinated Notes due 2019 (incorporated by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 9, 2012 (file no. 000-23211)).

5.1*	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.

5.2#	Opinion of Fox Rothschild LLP.

5.3#	Opinion of Paul Frank + Collins, P.C.

5.4#	Opinion of Cohen & Grigsby, P.C.

5.5#	Opinion of Pierce Atwood LLP.

5.6#	Opinion of Cleveland, Waters & Bass, P.A.

5.7#	Opinion of Brooks, Pierce, McLendon, Humphrey & Leonard, LLP.

12.1†	Statement of Computation of Ratio of Earnings to Fixed Charges.

21.1	Subsidiaries of the Registrant (incorporated herein by reference to Exhibit 21 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended April 30, 2012, as filed with the SEC on June 28, 2012 (file no. 000-23211).

23.1*	Consent of McGladrey LLP.

23.2*	Consent of PricewaterhouseCoopers LLP.

23.3*	Consent of Caturano and Company, Inc.

23.4	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

23.5	Consent of Fox Rothschild LLP (included in Exhibit 5.2).

23.6	Consent of Paul Frank + Collins, P.C. (included in Exhibit 5.3).

23.7	Consent of Cohen & Grigsby, P.C. (included in Exhibit 5.4).

Exhibit Number	Description

23.8	Consent of Pierce Atwood LLP (included in Exhibit 5.5).

23.9	Consent of Cleveland, Waters & Bass, P.A. (included in Exhibit 5.6).

23.10	Consent of Brooks, Pierce, McLendon, Humphrey & Leonard, LLP (included in Exhibit 5.7).

24.1†	Powers of Attorney.

25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as trustee under the Indenture.

99.1†	Form of Letter of Transmittal.

99.2†	Form of Letter to Registered Holders and Depository Trust Company Participants.

99.3†	Form of Letter to Clients.

#	Filed herewith
†	Filed with Registration Statement on November 2, 2012
*	Filed with Amendment No. 1 to Registration Statement on December 3, 2012